Exhibit 10.4

FIRST AMENDMENT TO LEASE

This First Amendment to Lease (this “Amendment”) is entered into as of November 19, 2018 by and between SNH MEDICAL OFFICE PROPERTIES TRUST, a Maryland real estate investment trust (“Landlord”) and AXOGEN CORPORATION, a Delaware corporation (“Tenant”).

WHEREAS, Landlord and Tenant entered into that certain Lease dated January 23, 2017 (the “Lease”), for certain premises known as Suites S‑171 and S‑173 in the building (the “Building”) known as the Progress Center Building and located at 13709 Progress Boulevard, Alachua, Florida; and

WHEREAS, Landlord and Tenant are, concurrently with the execution of this Amendment, entering into additional leases for space in the Building; and

WHEREAS, Landlord and Tenant have agreed to amend the default provision of the Lease, subject to and upon the terms and conditions hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree that the Lease is hereby amended as follows:

1.         Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Lease.

2.         Section 8.1 of the Lease is hereby amended to provide that a default of Tenant which continues beyond applicable notice and cure periods under any lease between Landlord and Tenant for space in the Building other than the Premises shall constitute a Default of Tenant under the Lease.

3.         Tenant warrants and represents that it has dealt with no broker in connection with the consummation of this Amendment, and in the event of any brokerage claims or liens against Landlord or the Building predicated upon or arising out of prior dealings with Tenant, Tenant agrees to defend the same and indemnify and hold Landlord harmless against any such claim, and to discharge any such lien.

4.         As amended hereby, the Lease is hereby ratified and confirmed.

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IN WITNESS WHEREOF, the parties hereunto have executed this Amendment as of the date first written above.

LANDLORD:

SNH Medical Office Properties Trust

Witness	By:	/S/Jennifer Francis

/s/		Jennifer F. Francis
Senior Vice President
Witness

/s/

TENANT:

AxoGen Corporation

Witness	By:	/s/Karen Zaderej

		Name:	Karen Zaderej
/s/		Title:	Chairman, CEO, President

Witness

/s/